UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2011

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On November 17, 2011, the Board of Directors of Agilent Technologies, Inc. (“Agilent” or the “Company”) appointed Ronald S. Nersesian, 52, to serve as the Company’s Executive Vice President and Chief Operating Officer, effective immediately. From March 2009 to November 2011, Mr. Nersesian served as Senior Vice President, Agilent and President, Electronic Measurement Group. From February 2005 to February 2009, Mr. Nersesian served as Agilent’s Vice President and General Manager of the Wireless Business Unit of the Electronics Measurement Group and from May 2002 to February 2005, as Vice President and General Manager of the Design Validation Division of the Electronic Measurement Group. Mr. Nersesian currently serves on the board of directors of Trimble Navigation Limited.

In connection with Mr. Nersesian’s appointment, the Compensation Committee of the Board of Directors (the “Committee”) approved an increase in his annual base salary to $650,000, effective December 1, 2011. The Committee also increased Mr. Nersesian’s target award percentage under the Company’s Performance-Based Compensation Plan for Covered Employees to 95% of annual base salary. In addition, the Committee granted Mr. Nersesian (i) an option to purchase 112,697 shares of Company common stock, and (ii) performance-based stock units of Agilent common stock in the target amount of 29,934 shares. The stock option and performance-based stock unit award are subject to the standard terms and conditions of the Company’s forms of equity award agreements under Agilent’s 2009 Stock Plan. The performance-based stock unit award will vest on October 31, 2014 with the actual payout ranging between 0% and 200% of the target based on Agilent’s actual performance against performance goals established by the Committee for the three-year period ending on October 31, 2014.

A copy of the Company’s press release announcing the appointment of Mr. Nersesian is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

The following is filed as an exhibit to this report:

Exhibit No.	Description
99.1	Press release dated November 17, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Stephen D. Williams
	Name:	Stephen D. Williams
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: November 22, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 17, 2011.